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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 11, 2003
               (DATE OF EARLIEST EVENT REPORTED: APRIL 8, 2003)

                         COMMISSION FILE NUMBER 1-11680

                             ---------------------

                         EL PASO ENERGY PARTNERS, L.P.
             (Exact name of Registrant as Specified in its Charter)

                   DELAWARE                                      76-0396023
         (State or Other Jurisdiction                         (I.R.S. Employer
      of Incorporation or Organization)                     Identification No.)

               4 GREENWAY PLAZA                                    77046
                HOUSTON, TEXAS                                   (Zip Code)
   (Address of Principal Executive Offices)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (832) 676-6152

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ITEM 5.           OTHER EVENTS

         El Paso Energy Partners, L.P., a Delaware limited partnership (the "Registrant"), entered into an Underwriting Agreement, dated April 8, 2003 (the "Underwriting Agreement"), among the Registrant, El Paso Energy Partners Company, a Delaware corporation and the general partner of the Registrant, and the Underwriters named therein in connection with the Registrant's public offering of up to 3,450,000 Common Units (including an over-allotment option to purchase 450,000 Common Units). This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement of the Registrant on Form S-3 (Reg. No. 333-81772).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits.

                  Each exhibit identified below is filed as part of this report.

                   1.1 Underwriting Agreement, dated April 8, 2003, among the Registrant, El Paso Energy Partners Company and the Underwriters named therein.

                   5.1 Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities.

                  23.3 Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).



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                         EL PASO ENERGY PARTNERS, L.P.
                                  EXHIBIT LIST


   Each exhibit identified below is filed as part of this report.

Exhibit No.             Description
-----------             -----------
   1.1 Underwriting Agreement, dated April 8, 2003, among the Registrant, El Paso Energy Partners Company and the Underwriters named therein.

   5.1 Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities.

  23.3       Consent of Akin Gump Strauss Hauer & Feld LLP (included in
             Exhibit 5.1).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EL PASO ENERGY PARTNERS, L.P.,
                                         By El Paso Energy Partners Company,
                                         its general partner

Date: April 11, 2003                  By:      /s/ KATHY A. WELCH
                                         ------------------------------------
                                                   Kathy A. Welch
                                           Vice President and Controller
                                           (Principal Accounting Officer)
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                                  EXHIBIT INDEX


   Each exhibit identified below is filed as part of this report.

Exhibit No.             Description
-----------             -----------
   1.1       Underwriting Agreement, dated April 8, 2003, among the Registrant,
             El Paso Energy Partners Company and the Underwriters named therein.

   5.1 Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities.

  23.3       Consent of Akin Gump Strauss Hauer & Feld LLP (included in
             Exhibit 5.1).